9. Provision For Income Taxes	12 Months Ended
Mar. 31, 2013
Income Tax Disclosure [Abstract]
9. Provision For Income Taxes

NOTE 9 – PROVISION FOR INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

Deferred tax assets consist of the following:

	March 31,
	2013	2012
Net operating losses	$10,300,000	$7,700,000
Valuation allowance	(10,300,000)	(7,700,000)
	$-	$-

At March 31, 2013, the Company had a U.S. net operating loss carryforward in the approximate amount of $30,000,000 available to offset future taxable income through 2032. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.  The Company also has a Canadian carry forward loss which approximates $500,000 and is available to offset future taxable income through 2032.

A reconciliation of the Company’s effective tax rate as a percentage of income before taxes and federal statutory rate for the periods ended March 31, 2013 and 2012 is summarized as follows:

	2013	2012

Federal statutory rate	(34.0)%	(34.0)%
State income taxes, net of federal benefits	3.3	3.3
Valuation allowance	30.7	30.7
	0%	0%